Summary Prospectus

KraneShares CSI China Internet ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc. (the “Exchange”)

Ticker Symbol: KWEB

August 1, 2026, as amended August 25, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated August 1, 2026, as each may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares CSI China Internet ETF | Summary Prospectus

Investment Objective

The KraneShares CSI China Internet ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specific foreign equity securities index. The Fund’s current index is the CSI Overseas China Internet Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.69%

*	Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**	Although the Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”) receives 10% of the net revenue generated by the Fund’s securities lending activities and such amount is included in “Other Expenses,” the Fund receives 90% of such net revenues. Please see the “Management” section of the Prospectus for more information.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

KraneShares CSI China Internet ETF | Summary Prospectus

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in instruments in its Underlying Index or in instruments that have economic characteristics similar to those in the Underlying Index. The Underlying Index is designed to measure the equity market performance of investable publicly traded “China-based companies” whose primary business or businesses are in the Internet and Internet-related sectors (“China Internet Companies”) (as defined below), and are listed outside of mainland China, as determined by the index provider, China Securities Index Co., Ltd. (“Index Provider”).

●	The Index Provider defines China-based companies as those that: (i) are incorporated in mainland China; (ii) have their headquarters in mainland China; or (iii) derive at least 50% of its revenue from goods produced or sold, or services performed, in mainland China.

●	China Internet Companies include, but are not limited to, companies that develop and market Internet software and/or provide Internet services; manufacture home entertainment software and educational software for home use; provide retail or commercial services primarily through the Internet; develop and market mobile Internet software and/or provide mobile Internet services; and provide digital infrastructure products and services, including computing power, data, models, cloud, data-center, semiconductor, and application-support services, for intelligent internet technologies.

The Underlying Index excludes securities that during the past year had a daily average trading value of less than $3 million or a daily average market cap of less than $2 billion. Constituents of the Underlying Index are ranked by free-float market capitalization in U.S. Dollars and then weighted so that no constituent exceeds 10% at each rebalance with the top five constituents capped at 40%. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of China Internet Companies.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that Krane believes will help the Fund track the Underlying Index. These investments may include equity securities and depositary receipts of issuers whose securities are not constituents of the Underlying Index, derivative instruments (including swaps, futures, forwards, structured notes and options), other investment companies (including exchange traded funds or “ETFs”) and cash or cash equivalents (including money market funds). The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane and/or its affiliates.

The following China-related securities may be included in the Underlying Index and/or represent investments of the Fund:

●	China A-Shares, which are shares of companies incorporated in mainland China that are traded on the Chinese exchanges and denominated in domestic renminbi. China A-Shares are primarily purchased and sold in the domestic Chinese market. To the extent the Fund invests in China A-Shares, it expects to do so through the trading and clearing facilities of a participating exchange located outside of mainland China (“Stock Connect Programs”). A Qualified Foreign Investor (“QFI”) license may also be acquired to invest directly in China A-Shares.

●	China B-Shares, which are shares of companies listed on the Shanghai or Shenzhen Stock Exchange but quoted and traded in foreign currencies (such as Hong Kong Dollars or U.S. Dollars), which were primarily created for trading by foreign investors.

KraneShares CSI China Internet ETF | Summary Prospectus

●	China H-Shares, which are shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange (“H-Shares”), where they are traded in Hong Kong dollars and may be traded by foreign investors.

●	China N-Shares, which are shares of companies with business operations in mainland China and listed on an American stock exchange, such as NYSE or NASDAQ (“N-Shares”).

●	P-Chips, which are shares of private sector companies with a majority of their business operations in mainland China and controlling private Chinese shareholders, which are incorporated outside of mainland China and traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	Red Chips, which are shares of companies with a majority of their business operations in mainland China and controlled by the central, provincial or municipal governments of the PRC, whose shares are traded on the Hong Kong Stock Exchange in Hong Kong dollars.

●	S-Chips, which are shares of companies with business operations in mainland China and listed on the Singapore Exchange. S-Chip shares are issued by companies incorporated anywhere, but many are registered in Singapore, the British Virgin Islands, the Cayman Islands, or Bermuda.

Although the Fund expects to replicate (or hold all constituents of) the Underlying Index, the Fund reserves the right to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

Effective August 26, 2026, the Underlying Index is projected to include 45 securities of companies with a market capitalization range of approximately $ 665 million to $511 billion and an average market capitalization of approximately $31 billion. The Underlying Index is rebalanced and reconstituted semi-annually. The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. Effective August 26, 2026, issuers in the Consumer Discretionary sector (37.8%) and Communication Services sector (33.5%) are expected to represent significant portions of the Underlying Index.

The Fund may engage in securities lending.

Principal Risks

As with all ETFs, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the Fund’s performance, net asset value (“NAV”) and trading price, including:

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries and may demonstrate significantly higher volatility from time to time in comparison to developed markets. China may be subject to considerable degrees of economic, political and social instability. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social

KraneShares CSI China Internet ETF | Summary Prospectus

instability. Chinese companies are also subject to the risk that Chinese authorities can intervene in their operations and structure. In addition, the Chinese economy is export-driven and highly reliant on trading with key partners. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The RMB is not freely convertible, but rather is subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that repatriation restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts, low trading volume and price volatility. Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make Chinese securities illiquid.

Worsening trade relations between the U.S. and China could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on-shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. U.S. Sanctions and worsening trade relations may also result in market volatility and volatility in the price of Fund’s shares.

Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers.

The tax laws and regulations in China are somewhat unclear and are subject to change, possibly with retroactive effect. The interpretation, application and enforcement of such laws and regulations by the applicable authorities may vary over time and from region to region, and could have an adverse effect on the Fund and its shareholders, particularly in relation to tax imposed upon foreign investors’ capital gains. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

A-Shares Risk. A-Shares are issued by companies incorporated in mainland China and are traded on Chinese exchanges. Investments in A-Shares are made available to domestic Chinese investors and certain foreign investors, including those who have been approved as a QFI and through the Stock Connect Programs, which currently include the Shanghai-Hong Kong Stock Connect, Shenzhen-Hong Kong Stock Connect, Shanghai-London Stock Connect, and China-Japan Stock Connect. Investments by foreign investors in A-Shares are subject to various restrictions, regulations and limits. Investments in A-Shares are heavily regulated and the recoupment and repatriation of assets invested in A-Shares is subject to restrictions by the Chinese government. A-Shares may be subject to frequent and widespread trading halts and may become illiquid. This could cause volatility in the Fund’s share price and subject the Fund to a greater risk of trading halts.

KraneShares CSI China Internet ETF | Summary Prospectus

Custody Risk. In accordance with Chinese regulations and the terms of a QFI license and insofar as Krane acquires a QFI, A-Shares will be held in the joint names of the Fund and Krane. Thus, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane may assert that the securities are owned by Krane and that regulatory actions taken against Krane may affect the Fund.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government. China may change its policies regarding Hong Kong at any time. Any such change may adversely affect market conditions and the performance of Chinese and Hong Kong issuers and, thus, the value of securities in the Fund’s portfolio.

Stock Connect Program Risk. The Stock Connect Programs are subject to daily quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict the Fund’s ability to invest in A-Shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the participating exchanges located outside of mainland China are not active, with the result that prices of A-Shares may fluctuate at times when the Fund is unable to add to or exit its positions. Only certain China A-Shares are eligible to be accessed through the Stock Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Stock Connect Programs. Because the Stock Connect Programs are still evolving, the actual effect on the market for trading A-Shares with the introduction of large numbers of foreign investors is still relatively unknown. Further, regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the program. There is no guarantee that the participating exchanges will continue to support the Stock Connect Programs in the future.

Investments in China A-Shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. Because of the way in which China A-Shares are held in the Stock Connect Programs, the Fund may not be able to exercise the rights of a direct shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the legal or “nominee holder” of the China A-Shares under the Stock Connect Programs becomes insolvent.

Chinese Equity Markets. The use of B-shares, H-shares, N-Shares, Red-Chips, P-Chips, S-Chips by Chinese companies to obtain listings are subject to the political and economic policies in China and the markets on which they are listed. Further, the markets on which these shares are listed may behave very differently from the mainland Chinese markets, and there may be little to no correlation between the performance of the two.

Special Risk Considerations of Investing in China. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes an entity, which is typically offshore in a foreign jurisdiction, such as the Cayman Islands. The offshore entity lists on a foreign exchange and enters into contractual

KraneShares CSI China Internet ETF | Summary Prospectus

arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the offshore entity has no equity ownership of the VIE, these contractual arrangements permit the offshore entity to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed offshore entity, such as the Fund, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the offshore entity only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company are limited and the operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed offshore entity by making them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed offshore entity, such as the Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest.

Internet Companies Risk. Certain Funds invest significantly in Internet companies. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions, and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business. Internet companies are also especially at risk of hacking and other cybersecurity events.

Artificial Intelligence Technology Risk. Companies in the artificial intelligence (“AI”) and technology industries typically have high research and capital expenditures and, as a result, their profitability can vary widely, if they are profitable at all. The space in which they are engaged is highly competitive and issuers’ products and services may become obsolete very quickly. These companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. The issuers are also subject to legal, regulatory and political changes that may have a large impact on their profitability. A failure in an issuer’s product or even questions about the safety of the product could be devastating to the issuer, especially if it is the marquee product of the issuer. It can be difficult to accurately capture what qualifies as an AI and technology company.

KraneShares CSI China Internet ETF | Summary Prospectus

Certain AI and technology companies may face special risks that their products or services may not prove to be commercially successful. Such companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, certain of such companies in which the Fund may invest may not currently be profitable and there can be no assurance that such companies will be profitable in the future.

The economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of the Fund’s holdings may be impacted, which could significantly impact the overall performance of the Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

Semiconductor Industry Risk. The semiconductor industry is highly cyclical, which could affect the availability and price of components and generally cause the operating results of semiconductor companies to vary significantly. Semiconductor companies typically face high capital and research and development costs requiring additional financing, which may be difficult or costly to obtain. In addition to the risk of rapid product obsolescence, many semiconductor companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their financial condition. Moreover, many semiconductor companies are heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. As product cycles shorten and manufacturing capacity increases, semiconductor companies may become increasingly subject to aggressive pricing, which hampers their profitability. Reduced demand for end-user products, underutilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductor industry. The international operations of many semiconductor companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, tariffs and trade disputes, competition from subsidized foreign competitors with lower production costs, and other risks inherent to international business.

Data Center and Digital Infrastructure Risk. The Fund’s investments may depend, directly or indirectly, on the development, financing, leasing and operation of data centers and other digital-infrastructure assets, and are subject to distinct risks. These include construction and completion risk, as projects that are not yet stabilized may experience cost overruns, delays in becoming ready-for-service, or limited access to power and related infrastructure; lease coverage and refinancing risk, as debt service generally depends on lease cash flows and the value of an investment can be impaired if leases are shorter than the related debt, are not renewed, or cannot be refinanced on favorable terms; and tenant-related, or “claim,” risk, as repayment frequently depends on the creditworthiness of, and the structural and contractual claim to, a limited number of tenants (which may include hyperscale operators and specialized “neocloud” providers) and any guarantors or backstops, the terms of which vary and may not fully protect the Fund. Concentration of exposure to one or a few tenants, sponsors or properties may increase these risks.

KraneShares CSI China Internet ETF | Summary Prospectus

Compute Risk. Compute is an emerging asset class dependent on the availability and cost of semiconductors, data center capacity, power, water cooling, networking, labor, and related infrastructure. Constraints or disruptions affecting any of these inputs, or technological change, export controls, geopolitical barriers, regulatory, environmental, social, political, or community opposition to data-center expansion, may materially affect compute pricing and the value of compute futures. In addition, demand for compute may be affected by changes in artificial intelligence model architectures, the adoption of alternative computing approaches (including custom in-house accelerators developed by large cloud and AI companies), shifts in customer demand for AI training and inference services, and macroeconomic conditions affecting technology spending.

Passive Foreign Investment Companies Risk. A Fund may invest in companies that are considered to be “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income. Therefore, the Funds could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is distributed to its shareholders in a timely manner. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes.

Equity Securities Risk. The values of equity securities are subject to factors such as market fluctuations, changes in interest rates and perceived trends in stock prices. Equity securities may be more volatile than other asset classes and are generally subordinate in rank to debt and other securities of the same issuer.

Emerging Markets Risk. The Fund may invest in markets that are considered to be “emerging.” Investing in securities listed and traded in emerging markets may be subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility, (ii) greater risk of asset seizures and capital controls, (iii) lower trading volume and liquidity, (iv) greater social, political and economic uncertainty, (v) governmental controls on foreign investments and limitations on repatriation of invested capital, (vi) lower disclosure, corporate governance, auditing and financial reporting standards, (vii) fewer protections of property rights, (viii) restrictions on the transfer of securities or currency, and (ix) settlement and trading practices that differ from U.S. markets. Emerging markets are generally less liquid and less efficient than developed securities markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted. Investments in emerging markets may be considered speculative.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers, may have less governmental regulation and oversight, and are typically subject to different investor protection standards than U.S. issuers. Investments in non-U.S. securities entail the risk of loss due to foreign currency fluctuations, political or economic instability, less complete financial information about the issuers, the possible imposition of withholding or confiscatory taxes, the possible seizure or nationalization of foreign holdings, and the possible establishment of exchange controls or freezes on the convertibility of currency. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities. Additionally, foreign issuers may be subject to different accounting, auditing, recordkeeping, and financial reporting requirements. Securities of issuers traded on foreign

KraneShares CSI China Internet ETF | Summary Prospectus

exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. If the Fund holds positions in such suspended securities, the Fund may be adversely impacted. Certain countries in which the Fund may invest may be subject to extended settlement delays and/or foreign holidays, during which the Fund will unlikely be able to convert holdings to cash. All of these factors could result in a loss to the Fund.

Geographic Focus Risk. The Fund’s investments are expected to be focused in a particular country, countries, or region to approximately the same degree as the Index and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Currency Risk. To the extent that the Fund is exposed directly or indirectly to foreign currencies, including through its investments, or invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates may fluctuate significantly over short periods of time and can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies and vice versa. This may adversely affect the Fund’s performance.

A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery, exposing the Fund to counterparty risk.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Concentration Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors or industries of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Thus, the Fund is subject to loss due to adverse occurrences that affect one industry or group of industries or sector. While the Fund’s sector and industry exposure is expected to vary over time, the Fund is currently subject to the principal risks of the sectors and industries disclosed herein.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

KraneShares CSI China Internet ETF | Summary Prospectus

Communication Services Sector Risk. The communication services sector may be dominated by a small number of companies which may lead to additional volatility in the sector. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advances and the innovation of competitors. Communication services companies may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer demand can drastically affect a communication services company’s profitability. Telecommunication service providers are often required to obtain licenses or franchises in order to provide services in a given location. Licensing or franchise rights are limited, which may result in an advantage to certain participants. Compliance with governmental regulations, delays or failure to receive regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunication services companies. Companies in media and entertainment industries can be significantly affected by competition, particularly in formulating new products and services using new technologies, and the cyclicality of revenues and earnings. Certain companies in the communication services sector may be particular targets of network security breaches, hacking and potential theft of proprietary or consumer information or disruptions in services, which would have a material adverse effect on their businesses.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Premium/Discount Risk. There may be times when the market price of the Fund’s shares is more than the NAV intra-day (at a premium) or less than the NAV intra-day (at a discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop loss orders to sell Fund shares may be executed at prices well below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market may pay brokerage commissions, which may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading is subject to bid-ask spreads and trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. Trading in the Fund’s shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in the Fund’s shares inadvisable, such as extraordinary market volatility. In the event of a trading halt for an extended period of time, the Fund may be unable to execute its investment strategy and shareholders may be unable to liquidate any position in Fund shares.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Cash Transactions Risk. Because the Fund may effect its creations and redemptions at least partially or fully for cash, rather than in-kind securities, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that

KraneShares CSI China Internet ETF | Summary Prospectus

it could have avoided by making redemptions in-kind. Cash transactions may involve considerable transaction expenses and taxes, including brokerage fees, that might not have occurred if the Fund utilized in-kind transactions. To the extent any costs associated with cash transactions are not offset by any transaction fees payable by an Authorized Participant, the Fund’s performance could be negatively impacted.

International Closed Market Trading Risk. To the extent the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between current pricing of an underlying security and the prices at which the underlying securities are valued for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV greater than those incurred by other ETFs. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Liquidity Risk. The Fund’s investments are subject to liquidity risk, which exists when an investment is or becomes difficult or impossible to purchase or sell at an advantageous time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. In addition, if a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

Small- and Mid-Capitalization Company Risk. Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies. Since small and medium-sized companies may have limited operating histories, product lines and financial resources, the securities of these companies may be less liquid and more volatile. They may also be sensitive to (expected) changes in interest rates and earnings.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Passive Investment and Index Risk. There is no guarantee that the Underlying Index will create the desired exposure and the Fund is not actively managed. It does not seek to “beat” the Underlying Index or take temporary defensive positions when markets decline. Therefore, the Fund may purchase or hold securities with current or projected underperformance.

Management Risk. The Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index. Therefore, the Fund is subject to the risk that Krane’s security selection process may not produce the intended results.

KraneShares CSI China Internet ETF | Summary Prospectus

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities and unable to invest in certain constituents of the Underlying Index due to regulatory constraints, trading suspensions, and legal restrictions imposed by foreign governments. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, including those in foreign countries, or changes in global trade relationships could cause volatility in global financial markets, negative sentiment and higher levels of Fund redemptions, which could have a negative impact on the Fund and could result in losses. Geopolitical and other risks, including environmental and public health risks may add to instability in world economies and markets generally. Changes in value may be temporary or may last for extended periods and can occur suddenly and unexpectedly. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may also cause the Fund’s investments to become less liquid and subject to erratic price movements.

Artificial intelligence, including machine learning technology and generative artificial intelligence (collectively, “artificial intelligence”), is rapidly evolving. While the full extent of current or future risks related thereto is not possible to predict, artificial intelligence could significantly disrupt the business models and markets in which the Fund invests and subject the Fund or issuers in which it invests to increased competition, legal and regulatory risks and compliance costs, any of which could have a material adverse effect on the Fund or the business, financial condition and results of operations of the issuers in which it invests. The Fund’s service providers, or the issuers of securities in which the Fund invests may utilize artificial intelligence technologies in business operations. It is possible that the information provided through the use of artificial intelligence could be insufficient, incomplete, inaccurate or biased, or constitute infringement of third-party intellectual property rights, leading to adverse effects for the Fund, including, potentially, operational errors, cybersecurity vulnerabilities and investment losses. Moreover, technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Manager and the Fund. For instance, the Fund may be exposed to competitive risks related to the adoption of artificial intelligence or other new technologies by others within the industry. In addition, investments in technology systems and artificial intelligence by the Manager may not deliver the benefits the Fund expects.

Valuation Risk. Independent market quotations for certain investments held by the Fund may not be readily available, and such investments may be fair valued or valued by a pricing service at an evaluated price. These valuations involve subjectivity and different market participants may assign different prices to the same investment. As a result, there is a risk that the Fund may not be able to sell an investment at the price assigned to the investment by the Fund. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their Fund holdings.

KraneShares CSI China Internet ETF | Summary Prospectus

Large Shareholder Risk. To the extent a large number of shares of the Fund is held by a single shareholder or a small group of shareholders, the Fund is subject to the risk that redemption by those shareholders of all or a large portion of their shares will adversely affect the Fund’s performance by forcing the Fund to sell securities, potentially at disadvantageous prices, to raise the cash needed to satisfy such redemption requests. This risk may be heightened during periods of declining or illiquid markets, or to the extent that such large shareholders have short investment horizons or unpredictable cash flow needs. Such redemptions may also increase transaction costs and/or have adverse tax consequences for remaining shareholders.

Tax Risk. In order to qualify for the favorable tax treatment available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. The Fund’s investments in issuers whose control persons are not certain creates a risk that tax authorities may retrospectively deem the Fund to have failed the asset diversification requirements. If the Fund were to fail the favorable tax treatment requirements, it would be taxed in the same manner as an ordinary corporation, which would adversely affect its performance.

Depositary Receipts Risk. The Fund may hold the securities of foreign companies in the form of depositary receipts, including American Depositary Receipts and Global Depositary Receipts. Investing in depositary receipts entails the risks associated with foreign investments, such as fluctuations in foreign currency exchange rates and political and economic risks distinct from those associated with investing in the securities of U.S. issuers. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading, which will affect the value of the depositary receipts.

Derivatives Risk. The use of derivatives (including swaps, futures, forwards, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund and may cause the Fund to be more volatile. Derivatives may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. Derivatives can be difficult to value and valuation may be more difficult in times of market turmoil. There may be imperfect correlation between the derivative and that of the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps and options) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to make required payments or otherwise comply with the terms of derivative. In that case, the Fund may suffer losses potentially equal to, or greater than, the full value of the derivative if the counterparty fails to perform its obligations. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are exchange traded or centrally cleared. Counterparty risks are compounded by the fact that there are only a limited number of ways available to invest in certain reference assets and, therefore, there may be few counterparties to swaps or options based on those reference assets.

KraneShares CSI China Internet ETF | Summary Prospectus

Pursuant to government regulations, the Fund’s portfolio turnover rate is calculated without regard to most derivatives. As a result, the Fund’s portfolio turnover may be low despite relatively high portfolio activity. High portfolio turnover or high portfolio activity may increase the Fund’s brokerage commission costs and other transaction costs and may negatively impact the Fund’s performance. Such portfolio turnover or activity also may generate net short-term capital gains.

IPO Risk. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Investments in Investment Companies Risk. The Fund may invest in other investment companies, including those advised, sponsored or otherwise serviced by Krane and/or its affiliates. The Fund will indirectly be exposed to the risks of investments by such funds and will incur its pro rata share of the underlying fund’s expenses. Additionally, investments in ETFs are subject to ETF Risk. Krane is subject to conflicts of interest in allocating Fund assets to investment companies that are advised, sponsored or otherwise serviced by Krane and/or its affiliates. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, it will not enjoy the protections of the U.S. law.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) the securities in which the collateral is invested may not perform sufficiently to cover the applicable rebate rates paid to borrowers and related administrative costs; (2) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (3) although borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities, there is the risk of possible loss of rights in the collateral should the borrower fail financially. Krane is subject to potential conflicts of interest because the compensation paid to it increases in connection with any net income received by the Fund from the securities lending program.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Operational and Cybersecurity Risk. The Fund, Krane, its service providers and your ability to transact with the Fund may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service provides, to suffer data corruption or lose operational functionality. It is not possible for Krane or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

KraneShares CSI China Internet ETF | Summary Prospectus

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns and indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance and an additional index with characteristics relevant to the Fund. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. In addition, prior to December 1, 2015, a sub-adviser was responsible for day-to-day portfolio management of the Fund’s assets. Updated performance information is available at no cost by visiting www.kraneshares.com.

Total Annual Returns For Calendar Years Ended December 31

80%
60%
40%
20%
0%
-20%
-40%
-60%
-8.45%
69.40%
-33.51%
29.28%
59.66%
-49.33%
-16.85%
-9.93%
13.25%
23.48%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

As of June 30, 2026, the Fund’s calendar year-to-date total return was -28.96%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter Ended/Year
Highest Return	37.44%	6/30/2020
Lowest Return	-32.36%	9/30/2021

Average Annual Total Returns for the periods ended December 31, 2025

KraneShares CSI China Internet ETF	1 year	5 years	10 years
Return Before Taxes	23.48%	-11.90%	1.23%
Return After Taxes on Distributions	20.63%	-12.96%	0.46%
Return After Taxes on Distributions and Sale of Fund Shares	13.94%	-8.78%	0.71%
MSCI China All Shares Index (Reflects no deduction for fees, expenses or taxes)	28.94%	-2.45%	4.14%
CSI Overseas China Internet Index (Reflects no deduction for fees, expenses or taxes)	23.29%	-11.93%	1.28%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns for the Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s

KraneShares CSI China Internet ETF | Summary Prospectus

tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Management

Investment Adviser

Krane Funds Advisors, LLC serves as the investment adviser to the Fund.

Portfolio Managers

James Maund, Head of Capital Markets at the Adviser, has served as the lead portfolio manager of the Fund since January 2020. Jonathan Shelon, Chief Operating Officer of the Adviser, also serves as a portfolio manager of the Fund. Mr. Shelon supports Mr. Maund and Krane’s investment team for the Fund and has been a portfolio manager of the Fund since 2018.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid ask spreads, are available on the Fund’s website at www.kraneshares.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.